EXHIBIT 99.1

                                MORGAN STANLEY
                            MSM 2004-6AR Termsheet

                                  All records
                                 1,419 records
                             Balance: 349,992,654


Selection Criteria: All records
Table of Contents

1.  Product Type
2.  Index Type
3.  Original Mortgage Loan Principal Balance ($)
4.  Current Mortgage Loan Principal Balance ($)
5.  Remaining Term to Stated Maturity
6.  Mortgage Rates (%)
7.  Original Loan-to-Value Ratio (%)
8.  FICO Score
9.  Geographic Distribution by Balance
10. Occupancy
11. Documentation Level
12. Purpose
13. Property Type
14. Prepayment Penalty Term
15. Conforming Balance
16. Maximum Mortgage Rates (%)
17. Minimum Rate
18. Gross Margin (%)
19. Months to Next Rate Adjustment
20. Initial Periodic Cap (%)
21. Periodic Cap (%)


                                                                                                         Weighted
                                            Number                            % of                        Average
                                              of              Total          Total        Weighted       Original
                                           Mortgage          Current        Current        Average        Subject         FICO
Product Type                                 Loans         Balance ($)      Balance      Coupon (%)       LTV (%)        Score
------------------------------------------------------------------------------------------------------------------------------
10 Yr IO - ARM - 2 Yr (6 Mo Libor)               2         338,750.00          0.10           4.688         77.51          705
10 Yr IO - ARM - 3 Yr (6 Mo Libor)              31       8,002,910.89          2.29           4.739         76.14          722
10 Yr IO - ARM - 5 Yr (1 Yr Libor)               1         192,000.00          0.05           4.750         80.00          755
10 Yr IO - ARM - 5 Yr (6 Mo Libor)             108      26,373,880.69          7.54           4.941         72.15          721
10 Yr IO - ARM - 6 Month Libor                   1         780,000.00          0.22           4.750         65.00          694
10 Yr IO - Fixed 30 Yr                          19       7,899,159.10          2.26           5.937         70.67          722
2 Yr IO - ARM - 2 Yr (6 Mo Libor)               49      10,584,248.10          3.02           5.947         80.70          653
3 Yr IO - ARM - 2 Yr (6 Mo Libor)                1         202,400.00          0.06           5.950         80.00          644
3 Yr IO - ARM - 3 Yr (1 Yr Libor)               22       9,364,746.61          2.68           4.278         72.16          718
3 Yr IO - ARM - 3 Yr (6 Mo Libor)              188      55,866,266.23         15.96           5.338         77.75          699
5 Yr IO - ARM - 2 Yr (6 Mo Libor)                4         733,474.02          0.21           5.026         74.14          721
5 Yr IO - ARM - 3 Yr (6 Mo Libor)                2         434,500.00          0.12           6.500         72.50          732
5 Yr IO - ARM - 5 Yr (1 Yr Libor)               18       6,125,551.88          1.75           4.926         71.08          699
5 Yr IO - ARM - 5 Yr (6 Mo Libor)               96      30,938,240.00          8.84           5.687         76.82          707
5 Yr IO - ARM - 6 Month Libor                  136      39,177,376.25         11.19           4.664         78.49          710
ARM - 2 Yr (1 Yr CMT)                           58       8,609,869.19          2.46           4.196         73.61          724
ARM - 2 Yr (6 Mo Libor)                        191      27,353,907.66          7.82           6.048         80.00          647
ARM - 3 Yr (1 Yr CMT)                            3         367,295.10          0.10           4.713         84.95          680
ARM - 3 Yr (1 Yr Libor)                         20       6,542,037.62          1.87           4.204         71.98          725
ARM - 3 Yr (6 Mo Libor)                         73      13,285,141.66          3.80           5.847         79.81          680
ARM - 5 Yr (1 Yr Libor)                         12       1,717,934.60          0.49           4.873         72.73          725
ARM - 5 Yr (6 Mo Libor)                         62      15,068,202.11          4.31           5.415         66.76          720
Balloon 15/30                                    1         140,484.57          0.04           7.500         80.00          722
Fixed 30 Yr                                    321      79,894,277.39         22.83           6.045         73.19          714
Total:                                       1,419     349,992,653.67        100.00           5.433         75.43          704
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2. Index Type

                                                                                                         Weighted
                                            Number                            % of                        Average
                                              of              Total          Total       Weighted       Original
                                           Mortgage          Current        Current       Average        Subject         FICO
Index Type                                   Loans         Balance ($)      Balance      Coupon (%)       LTV (%)        Score
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                      341      87,933,921.06        25.12         6.038          72.97          715
Treasury - 1 Year                                61       8,977,164.29         2.56         4.217          74.08          722
Libor - 6 Month                                 944     229,139,297.61        65.47         5.349          76.79          697
Libor - 1 Year                                   73      23,942,270.71         6.84         4.470          71.94          716
Total:                                        1,419     349,992,653.67       100.00         5.433          75.43          704



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
3. Original Mortgage Loan Principal Balance ($)
                                                                                                          Weighted
                                            Number                            % of                         Average
                                              of             Total            Total        Weighted       Original
Original Mortgage Loan                     Mortgage         Original         Current        Average        Subject        FICO
Principal Balance ($)                        Loans         Balance ($)        Balance       Coupon (%)       LTV (%)      Score
------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                              174      13,137,999.00          3.74           5.866         77.72          680
100,000.01 - 200,000.00                        537      80,454,361.00         22.92           5.642         78.41          696
200,000.01 - 300,000.00                        331      80,717,736.00         23.00           5.368         76.63          703
300,000.01 - 400,000.00                        162      56,201,771.00         16.01           5.264         73.29          713
400,000.01 - 500,000.00                        104      46,734,486.00         13.32           5.389         74.57          707
500,000.01 - 600,000.00                         54      29,995,050.00          8.55           5.232         72.76          718
600,000.01 - 700,000.00                         27      17,767,350.00          5.06           5.445         71.62          705
700,000.01 - 800,000.00                         15      11,310,950.00          3.22           5.526         76.62          694
800,000.01 - 900,000.00                          4       3,430,500.00          0.98           5.355         75.45          724
900,000.01 - 1,000,000.00                        9       8,791,400.00          2.51           5.372         69.53          687
1,000,000.01 - 1,500,000.00                      2       2,408,000.00          0.69           6.064         64.64          724
Total:                                       1,419     350,949,603.00        100.00           5.438         75.41          704
Minimum: 28,341.00
Maximum: 1,228,000.00
Average: 247,321.78

*All Statistics as of Origination
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
4. Current Mortgage Loan Principal Balance ($)

                                                                                                           Weighted
                                            Number                             % of                        Average
                                              of             Total            Total        Weighted       Original
Current Mortgage Loan                      Mortgage         Current          Current        Average        Subject        FICO
Principal Balance ($)                        Loans         Balance ($)        Balance      Coupon (%)       LTV (%)       Score
-------------------------------------------------------------------------------------------------------------------------------
Principal Balance ($)
0.01 - 100,000.00                              175      13,104,367.02          3.74           5.848         77.62          680
100,000.01 - 200,000.00                        539      80,663,110.98         23.05           5.636         78.47          696
200,000.01 - 300,000.00                        329      80,224,097.65         22.92           5.360         76.52          703
300,000.01 - 400,000.00                        163      56,586,809.30         16.17           5.285         73.27          714
400,000.01 - 500,000.00                        102      45,832,521.38         13.10           5.376         74.81          706
500,000.01 - 600,000.00                         54      29,953,629.60          8.56           5.204         72.77          718
600,000.01 - 700,000.00                         27      17,742,834.71          5.07           5.444         71.62          705
700,000.01 - 800,000.00                         15      11,302,239.55          3.23           5.525         76.61          694
800,000.01 - 900,000.00                          4       3,422,189.19          0.98           5.353         75.45          724
900,000.01 - 1,000,000.00                        9       8,756,875.62          2.50           5.370         69.51          687
1,000,000.01 - 1,500,000.00                      2       2,403,978.67          0.69           6.064         64.64          724
Total:                                       1,419     349,992,653.67        100.00           5.433         75.43          704
Minimum: 28,274.26
Maximum: 1,227,520.42
Average: 246,647.40
Total: 349,992,653.67


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
5. Remaining Term to Stated Maturity

                                                                                                          Weighted
                                            Number                           % of                         Average
                                              of            Total            Total        Weighted       Original
Remaining Term                             Mortgage        Current          Current        Average        Subject        FICO
to Stated Maturity                           Loans       Balance ($)        Balance      Coupon (%)       LTV (%)       Score
-----------------------------------------------------------------------------------------------------------------------------
121 - 240                                       6         882,756.97          0.25           5.921         57.66          731
241 - 360                                   1,412     348,903,102.93         99.69           5.433         75.47          704
361 >=                                          1         206,793.77          0.06           4.125         80.00          697
Total:                                      1,419     349,992,653.67        100.00           5.433         75.43          704
Minimum: 160
Maximum: 473
Weighted Average: 355.470



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
6. Mortgage Rates (%)

                                                                                                           Weighted
                                                                                                            Average
                                                                            % of Total      Weighted       Original
                                           Number of      Total Current       Current    Average Coupon   Subject LTV
Mortgage Rates (%)                      Mortgage Loans     Balance ($)        Balance          (%)            (%)       FICO Score
----------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                                   11       3,268,418.86          0.93           3.337         74.39          733
3.501 - 4.000                                   64      18,087,914.62          5.17           3.839         72.55          719
4.001 - 4.500                                  141      35,142,362.13         10.04           4.365         72.07          721
4.501 - 5.000                                  207      56,658,476.49         16.19           4.829         74.24          712
5.001 - 5.500                                  253      68,037,602.36         19.44           5.352         75.73          705
5.501 - 6.000                                  374      92,665,368.72         26.48           5.832         75.16          700
6.001 - 6.500                                  254      58,587,330.25         16.74           6.268         77.41          697
6.501 - 7.000                                   72      11,948,657.48          3.41           6.728         82.43          660
7.001 - 7.500                                   20       3,433,513.99          0.98           7.228         81.55          661
7.501 - 8.000                                   14       1,351,289.09          0.39           7.738         87.37          615
8.001 - 8.500                                    8         766,937.68          0.22           8.209         85.78          608
10.001 - 10.500                                  1          44,782.00          0.01          10.450         80.00          563
Total:                                       1,419     349,992,653.67        100.00           5.433         75.43          704
Minimum: 3.125%
Maximum: 10.450%
Weighted Average: 5.433%



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
7. Original Loan-to-Value Ratio (%)

                                                                                                          Weighted
                                            Number                            % of                        Average
Original                                      of            Total            Total        Weighted       Original
                                           Mortgage        Current          Current        Average        Subject        FICO
Loan-to-Value Ratio (%)                      Loans       Balance ($)        Balance       Coupon (%)       LTV (%)       Score
------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                        8       1,334,232.13          0.38           4.708         27.91          703
30.01 - 35.00                                   9       2,831,674.10          0.81           5.129         32.83          762
35.01 - 40.00                                  10       3,058,842.84          0.87           5.740         38.09          765
40.01 - 45.00                                  12       3,349,250.97          0.96           4.950         43.50          746
45.01 - 50.00                                  23       6,402,106.93          1.83           5.104         48.04          735
50.01 - 55.00                                  17       6,010,666.54          1.72           5.365         52.71          717
55.01 - 60.00                                  34      11,032,243.25          3.15           5.253         58.63          704
60.01 - 65.00                                  58      17,543,640.77          5.01           5.189         63.64          721
65.01 - 70.00                                  86      23,807,188.25          6.80           5.260         68.56          707
70.01 - 75.00                                 121      36,289,532.94         10.37           5.358         73.69          693
75.01 - 80.00                                 860     207,942,015.75         59.41           5.445         79.72          702
80.01 - 85.00                                  32       5,627,568.41          1.61           5.743         84.19          685
85.01 - 90.00                                  95      15,793,532.81          4.51           6.025         89.33          685
90.01 - 95.00                                  51       8,389,567.95          2.40           5.977         94.80          699
95.01 - 100.00                                  3         580,590.03          0.17           5.504         96.47          693
Total:                                      1,419     349,992,653.67        100.00           5.433         75.43          704
Minimum: 25.41%
Maximum: 100.00%
Weighted Average by Current Balance: 75.43%



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
8. FICO Score

                                                                                                         Weighted
                                            Number                           % of                        Average
FICO                                          of           Total            Total        Weighted       Original
                                          Mortgage        Current          Current        Average        Subject        FICO
Score                                        Loans       Balance ($)       Balance       Coupon (%)       LTV (%)       Score
--------------------------------------------------------------------------------------------------------------------------------
526 - 550                                       2         262,255.47          0.07           8.036         72.17          538
551 - 575                                       7       1,274,019.22          0.36           6.119         82.51          562
576 - 600                                      41       4,996,944.88          1.43           6.563         81.69          591
601 - 625                                      73      11,896,892.13          3.40           5.914         78.36          616
626 - 650                                     123      23,828,727.00          6.81           5.802         78.21          639
651 - 675                                     197      50,886,892.42         14.54           5.445         76.54          665
676 - 700                                     285      79,809,611.39         22.80           5.461         75.98          688
701 - 725                                     258      66,721,048.56         19.06           5.369         75.79          713
726 - 750                                     177      45,914,245.89         13.12           5.350         75.61          737
751 - 775                                     152      37,742,645.64         10.78           5.186         73.50          762
776 - 800                                      94      22,964,196.10          6.56           5.180         68.26          785
801 - 825                                      10       3,695,174.97          1.06           5.057         65.41          806
Total:                                      1,419     349,992,653.67        100.00           5.433         75.43          704
Non-Zero Minimum: 532
Maximum: 817
Non-Zero Weighted Average: 704
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
9. Geographic Distribution by Balance

                                                                                                  Weighted
                                     Number                          % of                         Average
Geographic                            of            Total            Total          Weighted      Original
Distribution                       Mortgage        Current           Current        Average        Subject        FICO
by Balance                          Loans         Balance ($)        Balance        Coupon (%)      LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------
California                             523     174,376,614.94         49.82           5.316         73.22          710
Florida                                 92      17,790,035.37          5.08           5.542         77.75          706
Arizona                                 83      14,701,645.23          4.20           5.290         79.26          700
Washington                              67      14,571,156.62          4.16           5.489         77.86          691
Colorado                                48      11,082,065.98          3.17           5.626         78.20          691
Illinois                                55      10,602,901.99          3.03           5.862         77.88          694
Texas                                   56       9,785,161.51          2.80           5.626         78.56          700
Nevada                                  33       8,532,358.84          2.44           5.241         77.81          707
Georgia                                 33       8,214,879.24          2.35           5.174         74.61          700
Minnesota                               40       7,627,994.13          2.18           5.571         80.41          689
Other                                  389      72,707,839.82         20.77           5.624         76.98          696
Total:                               1,419     349,992,653.67        100.00           5.433         75.43          704
Number of States Represented: 45



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
10. Occupancy

                                                                                                           Weighted
                                            Number                             % of                         Average
                                              of              Total            Total        Weighted       Original
                                           Mortgage          Current          Current        Average        Subject        FICO
Occupancy                                    Loans         Balance ($)        Balance      Coupon (%)       LTV (%)       Score
-------------------------------------------------------------------------------------------------------------------------------
Primary                                      1,275      321,759,708.53         91.93           5.432         75.93          702
Investment                                     118       22,066,776.20          6.30           5.411         69.18          720
Second Home                                     26        6,166,168.94          1.76           5.548         71.33          728
Total:                                       1,419      349,992,653.67        100.00           5.433         75.43          704
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
11. Documentation Level
                                                                                                   Weighted
                                        Number                           % of                       Average
                                          of          Total             Total       Weighted       Original
                                       Mortgage      Current           Current       Average        Subject        FICO
Documentation Level                      Loans      Balance ($)        Balance      Coupon (%)       LTV (%)       Score
-------------------------------------------------------------------------------------------------------------------------
Full/Alt                                  537     111,033,530.89         31.72           5.317         76.94          691
Limited                                   321     100,137,622.43         28.61           5.372         74.35          709
No Ratio                                  189      45,060,228.28         12.87           5.503         78.71          704
Stated Documentation                      158      37,549,192.97         10.73           5.688         72.96          716
No Documentation                          117      29,512,954.38          8.43           5.673         68.56          713
No Income Verifier                         90      25,377,305.39          7.25           5.397         78.45          705
Lite                                        7       1,321,819.33          0.38           5.516         83.72          703
Total:                                  1,419     349,992,653.67        100.00           5.433         75.43          704



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
12. Purpose

                                                                                                   Weighted
                                       Number                           % of                       Average
                                         of           Total            Total        Weighted       Original
                                      Mortgage       Current          Current        Average        Subject        FICO
Purpose                                 Loans       Balance ($)        Balance      Coupon (%)       LTV (%)       Score
--------------------------------------------------------------------------------------------------------------------------
Purchase                                 716     166,973,713.39         47.71           5.480         79.70          708
Refinance - Cashout                      403     105,279,724.99         30.08           5.491         70.73          698
Refinance - Rate Term                    300      77,739,215.29         22.21           5.253         72.62          701
Total:                                 1,419     349,992,653.67        100.00           5.433         75.43          704



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
13. Property Type

                                                                                                         Weighted
                                            Number                            % of                        Average
                                              of           Total             Total        Weighted       Original
                                           Mortgage       Current           Current        Average        Subject        FICO
Property Type                                Loans       Balance ($)        Balance      Coupon (%)       LTV (%)       Score
-------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                        951     228,952,560.20         65.42           5.510         75.22          701
Planned Unit Development                       286      77,272,060.10         22.08           5.208         76.89          705
Condominium                                    137      30,197,363.84          8.63           5.348         77.83          710
2-4 Family                                      42      13,197,888.65          3.77           5.603         64.87          722
Townhouse                                        3         372,780.88          0.11           5.577         75.99          686
Total:                                       1,419     349,992,653.67        100.00           5.433         75.43          704



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
14. Prepayment Penalty Term

                                                                                                           Weighted
                                            Number                             % of                         Average
                                              of              Total            Total        Weighted       Original
                                           Mortgage          Current          Current        Average        Subject        FICO
Prepayment Penalty Term                      Loans         Balance ($)        Balance      Coupon (%)       LTV (%)       Score
-------------------------------------------------------------------------------------------------------------------------------
0                                               732     183,389,589.67         52.40           5.514         76.20          708
6                                                10       3,412,574.59          0.98           5.308         65.14          734
7                                                20       6,817,786.21          1.95           4.739         72.49          705
8                                                35      10,114,144.04          2.89           4.656         57.35          749
12                                               44       9,615,909.61          2.75           5.616         72.18          699
18                                                1         309,236.11          0.09           4.875         25.83          660
24                                              165      27,109,537.20          7.75           5.876         79.56          652
30                                                3         955,086.65          0.27           5.145         80.00          683
36                                              314      81,672,205.29         23.34           5.266         76.78          699
60                                               95      26,596,584.30          7.60           5.379         72.28          723
Total:                                        1,419     349,992,653.67        100.00           5.433         75.43          704



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
15. Conforming Balance

                                                                                                           Weighted
                                            Number                           % of                         Average
                                              of           Total            Total          Weighted       Original
                                           Mortgage       Current           Current         Average        Subject        FICO
Conforming Balance                           Loans       Balance ($)        Balance        Coupon (%)       LTV (%)       Score
-------------------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                         292     148,472,099.51         42.42           5.369         73.89          708
Conforming Balance                           1,127     201,520,554.16         57.58           5.480         76.56          701
Total:                                       1,419     349,992,653.67        100.00           5.433         75.43          704
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
16. Maximum Mortgage Rates (%)

                                                                                                           Weighted
                                            Number                             % of                         Average
                                              of              Total            Total        Weighted       Original
                                           Mortgage          Current          Current        Average        Subject       FICO
Maximum Mortgage Rates (%)                   Loans         Balance ($)        Balance      Coupon (%)       LTV (%)       Score
-------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                                    1         354,000.00          0.14           5.500         70.80          611
8.501 - 9.000                                    4       1,627,781.59          0.62           3.729         64.70          719
9.001 - 9.500                                   21       6,381,771.59          2.44           4.016         76.94          720
9.501 - 10.000                                  59      16,875,980.65          6.44           4.262         72.35          720
10.001 - 10.500                                131      32,932,912.05         12.57           4.754         71.28          720
10.501 - 11.000                                334      92,890,887.63         35.45           4.954         75.78          710
11.001 - 11.500                                176      47,716,188.39         18.21           5.539         77.29          702
11.501 - 12.000                                114      27,728,365.82         10.58           5.849         78.64          694
12.001 - 12.500                                 39       7,130,611.54          2.72           6.046         79.56          668
12.501 - 13.000                                 87      13,708,170.55          5.23           5.873         81.00          648
13.001 - 13.500                                 46       7,096,178.48          2.71           6.217         80.83          634
13.501 - 14.000                                 39       4,698,060.30          1.79           6.744         81.74          626
14.001 - 14.500                                 11       1,456,576.61          0.56           7.281         86.05          625
14.501 - 15.000                                  7         649,527.73          0.25           7.705         84.56          576
15.001 - 15.500                                  8         766,937.68          0.29           8.209         85.78          608
17.001 - 17.500                                  1          44,782.00          0.02          10.450         80.00          563
Total:                                       1,078     262,058,732.61        100.00           5.230         76.25          700
Minimum: 8.500%
Maximum: 17.450%
Weighted Average: 11.172%



                  Top

17. Minimum Rate

                                                                                                           Weighted
                                            Number                             % of                        Average
                                              of              Total            Total        Weighted       Original
                                           Mortgage          Current          Current       Average        Subject        FICO
Minimum Rate                                 Loans         Balance ($)        Balance      Coupon (%)       LTV (%)       Score
-------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                                  141      41,249,462.70         15.74           4.611         78.22          711
2.001 - 2.500                                  570     156,978,482.46         59.90           5.233         74.74          709
2.501 - 3.000                                  109      23,154,688.91          8.84           4.734         75.01          716
3.001 - 3.500                                   19       4,272,059.27          1.63           5.943         80.59          693
3.501 - 4.000                                    7         975,335.60          0.37           6.642         79.85          714
4.001 - 4.500                                    8       1,844,999.12          0.70           5.936         79.73          654
4.501 - 5.000                                   11       2,425,218.43          0.93           5.880         78.54          639
5.001 - 5.500                                   20       3,051,333.76          1.16           5.302         80.30          621
5.501 - 6.000                                   81      13,114,641.03          5.00           5.796         80.47          647
6.001 - 6.500                                   47       7,466,162.28          2.85           6.255         80.22          639
6.501 - 7.000                                   38       4,608,525.03          1.76           6.727         81.77          625
7.001 - 7.500                                   11       1,456,576.61          0.56           7.281         86.05          625
7.501 - 8.000                                    7         649,527.73          0.25           7.705         84.56          576
8.001 - 8.500                                    8         766,937.68          0.29           8.209         85.78          608
10.001 >=                                        1          44,782.00          0.02          10.450         80.00          563
Total:                                       1,078     262,058,732.61        100.00           5.230         76.25          700
Min: 1.875
Max: 10.450
Weighted Average: 2.787



                  Top

18. Gross Margin (%)

                                                                                                          Weighted
                                            Number                            % of                        Average
                                              of            Total            Total        Weighted       Original
                                           Mortgage        Current          Current        Average        Subject        FICO
Gross Margin (%)                             Loans       Balance ($)        Balance      Coupon (%)       LTV (%)       Score
-------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                                 141      41,249,462.70         15.74           4.611         78.22          711
2.001 - 2.500                                 572     157,697,650.33         60.18           5.235         74.78          709
2.501 - 3.000                                 108      22,723,521.04          8.67           4.711         74.85          716
3.001 - 3.500                                  18       3,984,059.27          1.52           6.002         80.64          690
3.501 - 4.000                                   7         975,335.60          0.37           6.642         79.85          714
4.001 - 4.500                                  11       2,349,142.35          0.90           5.658         79.05          651
4.501 - 5.000                                  16       3,211,538.86          1.23           5.960         79.59          647
5.001 - 5.500                                  30       5,287,575.03          2.02           5.495         80.94          647
5.501 - 6.000                                  86      13,531,550.46          5.16           5.925         80.46          643
6.001 - 6.500                                  40       5,572,358.84          2.13           6.461         80.00          623
6.501 - 7.000                                  25       3,199,667.13          1.22           6.877         83.17          623
7.001 - 7.500                                  11       1,123,604.10          0.43           7.446         85.55          610
7.501 - 8.000                                   8         838,820.58          0.32           8.000         84.17          588
8.001 - 8.500                                   4         269,664.32          0.10           8.395         85.81          620
10.001 - 10.500                                 1          44,782.00          0.02          10.450         80.00          563
Total:                                      1,078     262,058,732.61        100.00           5.230         76.25          700
Minimum: 1.875%
Maximum: 10.070%
Weighted Average: 2.760%



                  Top

19. Months to Next Rate Adjustment

                                                                                                         Weighted
                                           Number                            % of                       Average
                                             of            Total            Total        Weighted       Original
                                          Mortgage        Current          Current        Average        Subject       FICO
Months to Next Rate Adjustment              Loans       Balance ($)        Balance      Coupon (%)       LTV (%)       Score
----------------------------------------------------------------------------------------------------------------------------
0 - 5                                         145      40,418,986.23         15.42         4.639         78.14          709
11-Jun                                         20       3,340,537.41          1.27         4.821         70.50          710
17-Dec                                         35       5,732,806.52          2.19         4.813         76.27          711
18 - 23                                       244      38,448,196.39         14.67         5.907         80.16          652
24 - 29                                        21       5,368,024.77          2.05         5.605         78.52          679
30 - 35                                       316      88,334,372.01         33.71         5.150         76.82          704
48 - 53                                        53      15,282,810.16          5.83         5.668         73.35          707
54 - 59                                       244      65,132,999.12         24.85         5.230         72.78          716
Total:                                      1,078     262,058,732.61        100.00         5.230         76.25          700
Minimum: 1
Maximum: 59
Weighted Average: 32



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

20. Initial Periodic Cap (%)

                                                                                                       Weighted
                                            Number                          % of                        Average
                                              of          Total             Total       Weighted       Original
                                           Mortgage      Current           Current       Average        Subject        FICO
Initial Periodic Cap (%)                     Loans      Balance ($)        Balance      Coupon (%)       LTV (%)       Score
----------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                                 136      39,782,876.26         15.18           4.662         78.26         710
1.501 - 2.000                                  59      19,574,453.24          7.47           4.360         71.30         719
2.501 - 3.000                                 319      55,810,197.34         21.30           5.817         79.12         660
4.501 - 5.000                                 312      93,007,911.02         35.49           5.531         77.95         702
5.501 - 6.000                                 246      52,952,327.90         20.21           4.819         70.51         724
6.501 - 7.000                                   5         756,466.86          0.29           6.101         81.62         668
11.501 - 12.000                                 1         174,499.99          0.07           5.500         69.80         658
Total:                                      1,078     262,058,732.61        100.00           5.230         76.25         700
Minimum: 1.000%
Maximum: 12.000%
Weighted Average: 3.955%



                  Top

21. Periodic Cap (%)

                                                                                                           Weighted
                                            Number                             % of                         Average
                                              of              Total            Total        Weighted       Original
                                           Mortgage          Current          Current        Average        Subject        FICO
Periodic Cap (%)                             Loans         Balance ($)        Balance      Coupon (%)       LTV (%)       Score
-------------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                                   767     188,410,984.55         71.90           5.434         78.34          691
1.501 - 2.000                                   310      73,491,361.80         28.04           4.703         70.88          722
5.501 - 6.000                                     1         156,386.26          0.06           7.125         90.00          740
Total:                                        1,078     262,058,732.61        100.00           5.230         76.25          700
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 1.283%

MSM 2004-6AR Termsheet                                                                                              MORGAN STANLEY
                                                                                                                     1,419 records
All records                                                                                                   Balance: 349,992,654
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                      Number                      % of               Weighted   Average
                                          of           Total     Total     Weighted   Average  Original  % Full
                                    Mortgage         Current   Current      Average      FICO   Subject     Alt   % Limited
Loans with FICOs of 625 or Below       Loans      Balance($)   Balance   Coupon (%)     Score   LTV (%)     Doc         Doc
-----------------------------------------------------------------------------------------------------------------------------
526 - 550                                  2      262,255.47      1.42        8.036       538     72.17   100.0         0.0
551 - 575                                  7    1,274,019.22      6.91        6.119       562     82.51    84.5         0.0
576 - 600                                 41    4,996,944.88     27.11        6.563       591     81.69   100.0         0.0
601 - 625                                 73   11,896,892.13     64.55        5.914       616     78.36    76.7         4.1
-----------------------------------------------------------------------------------------------------------------------------

Total:                                   123   18,430,111.70    100.00        6.135       604     79.46    83.9         2.6
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------




Loans with FICOs of 625 or Below    % Purchase   % Cash-out
-----------------------------------------------------------
526 - 550                                 38.1         61.9
551 - 575                                 70.5         23.5
576 - 600                                 64.4         33.8
601 - 625                                 42.1         46.7
-----------------------------------------------------------

Total:                                    50.1         41.8
-----------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                      Number                      % of               Weighted   Average
                                          of           Total     Total     Weighted   Average  Original  % Full
                                    Mortgage         Current   Current      Average      FICO   Subject     Alt   % Limited
                                       Loans     Balance ($)   Balance   Coupon (%)     Score   LTV (%)     Doc         Doc
-----------------------------------------------------------------------------------------------------------------------------
Southern California                      251   85,749,322.76     24.50        5.284       709     73.92    28.6        32.4
Northern California                      272   88,627,292.18     25.32        5.347       712     72.55    23.1        41.9
Other                                    896  175,616,038.73     50.18        5.549       697     77.62    37.6        20.1
-----------------------------------------------------------------------------------------------------------------------------

Total:                                 1,419  349,992,653.67    100.00        5.433       704     75.43    31.7        28.6
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------




                                     % Purchase   % Cash-out
------------------------------------------------------------
Southern California                        40.5         41.2
Northern California                        49.6         30.4
Other                                      50.3         24.5
------------------------------------------------------------

Total:                                     47.7         30.1
------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                      Number                      % of               Weighted   Average
                                          of           Total     Total     Weighted   Average  Original  % Full
                                    Mortgage         Current   Current      Average      FICO   Subject     Alt    % Limited
Loans with Balances > 500,000          Loans     Balance ($)   Balance   Coupon (%)     Score   LTV (%)     Doc         Doc
-----------------------------------------------------------------------------------------------------------------------------
500,000.01 - 600,000.00                   54   29,953,629.60     40.71        5.204       718     72.77    25.9        33.7
600,000.01 - 700,000.00                   27   17,742,834.71     24.11        5.444       705     71.62    22.2        33.8
700,000.01 - 800,000.00                   15   11,302,239.55     15.36        5.525       694     76.61    13.9        45.7
800,000.01 - 900,000.00                    4    3,422,189.19      4.65        5.353       724     75.45    26.3        48.5
900,000.01 - 1,000,000.00                  9    8,756,875.62     11.90        5.370       687     69.51    10.5        33.3
1,100,000.01 - 1,200,000.00                1    1,176,458.25      1.60        6.000       757     64.66     0.0       100.0
1,200,000.01 - 1,300,000.00                1    1,227,520.42      1.67        6.125       692     64.63     0.0       100.0
-----------------------------------------------------------------------------------------------------------------------------

Total:                                   111   73,581,747.34    100.00        5.366       708     72.56    20.5        38.4
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------




Loans with Balances > 500,000        % Purchase   % Cash-out
------------------------------------------------------------
500,000.01 - 600,000.00                    38.8         39.0
600,000.01 - 700,000.00                    37.0         22.6
700,000.01 - 800,000.00                    60.0         26.4
800,000.01 - 900,000.00                    50.0         24.8
900,000.01 - 1,000,000.00                  34.0         33.6
1,100,000.01 - 1,200,000.00                 0.0          0.0
1,200,000.01 - 1,300,000.00                 0.0        100.0
------------------------------------------------------------

Total:                                     40.3         32.2
------------------------------------------------------------















-----------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
============================================================================== Jul 7, 2004 10:37 Page 1 of 1

Deal Name:          MSM 2004-6 AR

Detailed collateral info

-------------------------------------------------------------------------------------------------------------------------------
                                                          % of                                                        % of
                                                         group                                  Effective             Full/Alt
            # of Loans   Balance         Avg. Balance   balance     WAC   WARM   FICO    OLTV   LTV           DTI     Doc
-------------------------------------------------------------------------------------------------------------------------------
Aggregated         246   42,258,838.70     171,783.90       100   5.947    357    624   78.76       78.76     38.27       69.2
-------------------------------------------------------------------------------------------------------------------------------
526-550              2      262,255.47     131,127.74      0.62   8.036    359    538   72.17       72.17     33.57      100.0
            -------------------------------------------------------------------------------------------------------------------
551-575              7    1,274,019.22     182,002.75      3.01   6.119    357    562   82.51       82.51     43.27       84.5
            -------------------------------------------------------------------------------------------------------------------
576-600             41    4,996,944.88     121,876.70     11.82   6.563    358    591   81.69       81.69     42.93      100.0
            -------------------------------------------------------------------------------------------------------------------
601-625             73   11,896,892.13     162,971.13     28.15   5.914    357    616   78.36       78.36     39.49       76.7
            -------------------------------------------------------------------------------------------------------------------
626-650            123   23,828,727.00     193,729.49     56.39   5.802    356    639   78.21       78.21     36.47       57.9
            -------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
             % of
             Primary    % Single   % of IO
             Owner    Family/PUD     loans   % Cashout   % of CA
-----------------------------------------------------------------
Aggregated      95.9        92.5      31.4        39.6      30.7
-----------------------------------------------------------------
526-550        100.0       100.0       0.0        61.9       0.0
            -----------------------------------------------------
551-575        100.0        94.0      15.5        23.5      50.5
            -----------------------------------------------------
576-600         98.1        90.5      20.9        33.8       5.2
            -----------------------------------------------------
601-625        100.0        94.6      23.9        46.7      33.7
            -----------------------------------------------------
626-650         93.2        91.8      38.5        37.9      33.8
            -----------------------------------------------------

MSM 2004-6AR Termsheet                                                                                              MORGAN STANLEY
                                                                                                                     1,419 records
All records                                                                                                   Balance: 349,992,654
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Weighted
                                        Number                             % of                            Average
                                            of             Total          Total         Weighted          Original
                                      Mortgage           Current        Current          Average           Subject         FICO
Prepayment Penalty Descriptions          Loans        Balance ($)       Balance       Coupon (%)           LTV (%)         Score
----------------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty                      732     183,389,589.67         52.40           5.514              76.20          708
..5yr - 6 mo int->20%balance                 10       3,412,574.59          0.98           5.308              65.14          734
1 yr - 1% unpaid prin/orig balance          10       1,504,160.12          0.43           6.424              85.42          670
1 yr - 2% unpaid prin/orig balance           1         140,484.57          0.04           7.500              80.00          722
1 yr - 6 mo int->20%balance                 27       6,954,405.23          1.99           5.321              68.10          713
1 yr - 6 mo int                              6       1,016,859.69          0.29           6.181              79.45          640
2 yr - 1% unpaid prin/orig balance          20       1,944,352.99          0.56           6.316              80.10          626
2 yr - 2% unpaid prin/orig balance          13       1,489,088.56          0.43           6.087              80.02          620
2 yr - 5% unpaid prin/orig balance           3         361,772.16          0.10           6.098              85.37          642
2 yr - 6 mo int->20%balance                 50      11,357,000.47          3.24           5.643              78.61          685
2 yr - 6 mo int                             72      11,037,206.40          3.15           5.966              80.09          630
3 yr - 1% balance                           34       5,300,306.41          1.51           5.047              79.18          678
3 yr - 2% balance                            4         560,585.28          0.16           5.576              73.77          645
3 yr - 2 mo int->34%balance                  1         363,565.68          0.10           5.875              80.00          682
3 yr - 2 mo int                              1         146,543.91          0.04           5.650              90.00          640
3 yr - 3 mo int                              1         348,706.03          0.10           5.875              80.00          687
3 yr - 6 mo int                             47      12,063,691.69          3.45           5.601              78.84          692
3 yr - 6 mo int->20%balance                226      62,888,806.29         17.97           5.210              76.14          703
5 yr - 6 mo int->20%balance                 73      22,467,399.13          6.42           5.383              71.55          723
5 yr - 6 mo int                             22       4,129,185.17          1.18           5.359              76.25          720
1.5 yr - 6 mo int->20%balance                1         309,236.11          0.09           4.875              25.83          660
2 yr - 2 mo int                              7         920,116.62          0.26           6.302              80.88          614
2.5 yr - 6 mo int->20%balance                3         955,086.65          0.27           5.145              80.00          683
7 mos - 6 mo int->20%balance                20       6,817,786.21          1.95           4.739              72.49          705
8 mos - 3% balance                           1         125,667.54          0.04           4.500              53.62          791
8 mos - 6 mo int->20%balance                34       9,988,476.50          2.85           4.658              57.40          749
----------------------------------------------------------------------------------------------------------------------------------

Total:                                   1,419     349,992,653.67        100.00           5.433              75.43          704
----------------------------------------------------------------------------------------------------------------------------------













--------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Jul 6, 2004 13:46                                                 Page 1 of 1


MSM 2004-6AR Termsheet                                                                                              MORGAN STANLEY
                                                                                                                     1,419 records
All records                                                                                                   Balance: 349,992,654
===================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Weighted
                                        Number                             % of                            Average
                                            of             Total          Total         Weighted          Original
Current Mortgage Loan                 Mortgage           Current        Current          Average           Subject         FICO
Principal Balance ($)                    Loans        Balance ($)       Balance       Coupon (%)           LTV (%)         Score
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                            18         763,274.52          0.22            7.087            80.17          679
50,000.01 - 100,000.00                     157      12,341,092.50          3.53            5.772            77.46          680
100,000.01 - 200,000.00                    539      80,663,110.98         23.05            5.636            78.47          696
200,000.01 - 300,000.00                    329      80,224,097.65         22.92            5.360            76.52          703
300,000.01 - 400,000.00                    163      56,586,809.30         16.17            5.285            73.27          714
400,000.01 - 500,000.00                    102      45,832,521.38         13.10            5.376            74.81          706
500,000.01 - 600,000.00                     54      29,953,629.60          8.56            5.204            72.77          718
600,000.01 - 700,000.00                     27      17,742,834.71          5.07            5.444            71.62          705
700,000.01 - 800,000.00                     15      11,302,239.55          3.23            5.525            76.61          694
800,000.01 - 900,000.00                      4       3,422,189.19          0.98            5.353            75.45          724
900,000.01 - 1,000,000.00                    9       8,756,875.62          2.50            5.370            69.51          687
1,100,000.01 - 1,200,000.00                  1       1,176,458.25          0.34            6.000            64.66          757
1,200,000.01 - 1,300,000.00                  1       1,227,520.42          0.35            6.125            64.63          692
----------------------------------------------------------------------------------------------------------------------------------

Total:                                   1,419     349,992,653.67        100.00            5.433            75.43          704
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 28,274.26
Maximum: 1,227,520.42
Average: 246,647.40
Total: 349,992,653.67
----------------------------------------------------------------------------------------------------------------------------------













-----------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------ Jul 6, 2004 14:31 Page 1 of 1

MSM 2004-6AR Termsheet                                                                                              MORGAN STANLEY
                                                                                                                     1,419 records
All records                                                                                                   Balance: 349,992,654
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Weighted
                                        Number                             % of                            Average
                                            of             Total          Total         Weighted          Original
Combined Original Loan                Mortgage           Current        Current          Average           Subject         FICO
to Value Ratios (%)                      Loans        Balance ($)       Balance       Coupon (%)           LTV (%)         Score
----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                     7       1,079,232.14          0.31            4.727              27.42           701
30.01 - 35.00                                7       2,470,187.38          0.71            5.222              32.81           759
35.01 - 40.00                                7       2,286,856.81          0.65            5.771              37.98           761
40.01 - 45.00                               12       3,546,555.08          1.01            4.934              42.57           744
45.01 - 50.00                               18       4,693,534.72          1.34            5.206              48.25           718
50.01 - 55.00                               17       5,562,858.78          1.59            5.405              52.70           711
55.01 - 60.00                               28      10,212,405.96          2.92            5.188              56.05           715
60.01 - 65.00                               53      16,247,576.27          4.64            5.246              63.03           721
65.01 - 70.00                               62      16,469,547.45          4.71            5.258              67.91           710
70.01 - 75.00                               83      23,891,279.16          6.83            5.404              73.31           697
75.01 - 80.00                              354      84,320,050.49         24.09            5.529              78.43           696
80.01 - 85.00                               50      12,182,565.82          3.48            5.496              78.85           694
85.01 - 90.00                              204      57,003,709.51         16.29            5.406              80.95           700
90.01 - 95.00                              205      47,727,825.54         13.64            5.433              81.93           702
95.01 - 100.00                             308      61,786,109.30         17.65            5.517              79.71           708
100.01 >=                                    4         512,359.26          0.15            5.777              80.00           635
----------------------------------------------------------------------------------------------------------------------------------

Total:                                   1,419     349,992,653.67        100.00            5.433              75.43           704
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 25.41
Maximum: 100.16
Weighted Average:  82.72
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Weighted
                                        Number                             % of                            Average
                                            of             Total          Total         Weighted          Original
                                      Mortgage           Current        Current          Average           Subject         FICO
Simultaneous Seconds                     Loans        Balance ($)       Balance       Coupon (%)           LTV (%)         Score
----------------------------------------------------------------------------------------------------------------------------------
No                                         798     191,083,341.70         54.60            5.504              73.72           701
Yes                                        621     158,909,311.97         45.40            5.348              77.49           706
----------------------------------------------------------------------------------------------------------------------------------

Total:                                   1,419     349,992,653.67        100.00            5.433              75.43           704
----------------------------------------------------------------------------------------------------------------------------------














-------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------ Jul 6, 2004 12:55 Page 1 of 1

MSM 2004-6AR Termsheet                                                                                              MORGAN STANLEY
                                                                                                                     1,419 records
All records                                                                                                   Balance: 349,992,654
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Weighted
                                        Number                             % of                            Average
                                            of             Total          Total         Weighted          Original
Geographic                            Mortgage           Current        Current          Average           Subject         FICO
Distribution by Balance                  Loans        Balance ($)       Balance       Coupon (%)           LTV (%)         Score
----------------------------------------------------------------------------------------------------------------------------------
California-Northern                        272      88,627,292.18         25.32           5.347              72.55          712
California-Southern                        251      85,749,322.76         24.50           5.284              73.92          709
Florida                                     92      17,790,035.37          5.08           5.542              77.75          706
Arizona                                     83      14,701,645.23          4.20           5.290              79.26          700
Washington                                  67      14,571,156.62          4.16           5.489              77.86          691
Colorado                                    48      11,082,065.98          3.17           5.626              78.20          691
Illinois                                    55      10,602,901.99          3.03           5.862              77.88          694
Texas                                       56       9,785,161.51          2.80           5.626              78.56          700
Nevada                                      33       8,532,358.84          2.44           5.241              77.81          707
Georgia                                     33       8,214,879.24          2.35           5.174              74.61          700
Other                                      429      80,335,833.95         22.95           5.619              77.30          695
----------------------------------------------------------------------------------------------------------------------------------

Total:                                   1,419     349,992,653.67        100.00           5.433              75.43          704
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  45
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Weighted
                                        Number                             % of                            Average
Top 5                                       of             Total          Total         Weighted          Original
Zip Code                              Mortgage           Current        Current          Average           Subject         FICO
Concentrations - California Only         Loans        Balance ($)       Balance       Coupon (%)           LTV (%)         Score
----------------------------------------------------------------------------------------------------------------------------------
94583                                        6       2,208,262.95          1.27           5.329              77.29          725
95020                                        4       1,988,000.41          1.14           5.784              73.31          674
94025                                        3       1,824,080.58          1.05           5.287              70.27          696
94941                                        3       1,719,371.60          0.99           5.541              64.51          700
92688                                        5       1,713,853.49          0.98           4.754              75.16          715
Other                                      502     164,923,045.91         94.58           5.314              73.27          711
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     523     174,376,614.94        100.00           5.316              73.22          710
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Weighted
                                        Number                             % of                            Average
                                            of             Total          Total         Weighted          Original
                                      Mortgage           Current        Current          Average           Subject         FICO
Initial Periodic Cap (%)                 Loans        Balance ($)       Balance       Coupon (%)           LTV (%)         Score
----------------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                              136      39,782,876.26         15.18            4.662             78.26           710
1.501 - 2.000                               59      19,574,453.24          7.47            4.360             71.30           719
2.501 - 3.000                              319      55,810,197.34         21.30            5.817             79.12           660
4.501 - 5.000                              312      93,007,911.02         35.49            5.531             77.95           702
5.501 - 6.000                              246      52,952,327.90         20.21            4.819             70.51           724
6.501 - 7.000                                5         756,466.86          0.29            6.101             81.62           668
11.501 - 12.000                              1         174,499.99          0.07            5.500             69.80           658
----------------------------------------------------------------------------------------------------------------------------------

Total:                                   1,078     262,058,732.61        100.00            5.230             76.25           700
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 12.000%
Weighted Average: 3.955%
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Weighted
                                        Number                             % of                            Average
                                            of             Total          Total         Weighted          Original
                                      Mortgage           Current        Current          Average           Subject         FICO
Periodic Cap (%)                         Loans        Balance ($)       Balance       Coupon (%)           LTV (%)         Score
----------------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                              767     188,410,984.55         71.90            5.434             78.34           691
1.501 - 2.000                              310      73,491,361.80         28.04            4.703             70.88           722
5.501 - 6.000                                1         156,386.26          0.06            7.125             90.00           740
----------------------------------------------------------------------------------------------------------------------------------

Total:                                   1,078     262,058,732.61        100.00            5.230             76.25           700
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 1.283%
----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Jul 6, 2004 11:20 Page 1 of 1

MSM 2004-6AR Termsheet                                                                                               MORGAN STANLEY
                                                                                                                        678 records
Interest Only Loans                                                                                           Balance:  197,013,504
===================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
                                              of               Total       Total       Weighted     Original
                                        Mortgage             Current     Current        Average      Subject         FICO
Product Type                               Loans         Balance ($)     Balance     Coupon (%)      LTV (%)        Score
---------------------------------------------------------------------------------------------------------------------------
10 Yr IO - ARM - 2 Yr (6 Mo Libor)             2          338,750.00       0.17           4.688       77.51           705
10 Yr IO - ARM - 3 Yr (6 Mo Libor)            31        8,002,910.89       4.06           4.739       76.14           722
10 Yr IO - ARM - 5 Yr (1 Yr Libor)             1          192,000.00       0.10           4.750       80.00           755
10 Yr IO - ARM - 5 Yr (6 Mo Libor)           108       26,373,880.69      13.39           4.941       72.15           721
10 Yr IO - ARM - 6 Month Libor                 1          780,000.00       0.40           4.750       65.00           694
10 Yr IO - Fixed 30 Yr                        19        7,899,159.10       4.01           5.937       70.67           722
2 Yr IO - ARM - 2 Yr (6 Mo Libor)             49       10,584,248.10       5.37           5.947       80.70           653
3 Yr IO - ARM - 2 Yr (6 Mo Libor)              1          202,400.00       0.10           5.950       80.00           644
3 Yr IO - ARM - 3 Yr (1 Yr Libor)             22        9,364,746.61       4.75           4.278       72.16           718
3 Yr IO - ARM - 3 Yr (6 Mo Libor)            188       55,866,266.23      28.36           5.338       77.75           699
5 Yr IO - ARM - 2 Yr (6 Mo Libor)              4          733,474.02       0.37           5.026       74.14           721
5 Yr IO - ARM - 3 Yr (6 Mo Libor)              2          434,500.00       0.22           6.500       72.50           732
5 Yr IO - ARM - 5 Yr (1 Yr Libor)             18        6,125,551.88       3.11           4.926       71.08           699
5 Yr IO - ARM - 5 Yr (6 Mo Libor)             96       30,938,240.00      15.70           5.687       76.82           707
5 Yr IO - ARM - 6 Month Libor                136       39,177,376.25      19.89           4.664       78.49           710
-------------------------------------------------------------------------------------------------------------------------

Total:                                       678      197,013,503.77     100.00           5.173       76.26           706
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                          Number                            % of                    Average
                                              of               Total       Total       Weighted    Original
                                        Mortgage             Current     Current        Average     Subject          FICO
Index Type                                 Loans         Balance ($)     Balance     Coupon (%)     LTV (%)         Score
-------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                    19        7,899,159.10        4.01          5.937       70.67           722
Libor - 6 Month                              618      173,432,046.18       88.03          5.195       76.92           705
Libor - 1 Year                                41       15,682,298.49        7.96          4.537       71.84           711
-------------------------------------------------------------------------------------------------------------------------

Total:                                       678      197,013,503.77      100.00          5.173       76.26           706
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
                                              of               Total       Total       Weighted     Original
Original Mortgage Loan                  Mortgage             Current     Current        Average      Subject       FICO
Principal Balance ($)                      Loans         Balance ($)     Balance     Coupon (%)      LTV (%)      Score
--------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                             38        3,286,697.00       1.67           5.257        76.24       707
100,000.01 - 200,000.00                      210       32,021,946.00      16.25           5.302        78.03       708
200,000.01 - 300,000.00                      186       45,141,470.00      22.91           5.180        77.46       703
300,000.01 - 400,000.00                       99       34,720,260.00      17.62           5.096        74.89       714
400,000.01 - 500,000.00                       64       28,616,186.00      14.52           5.202        76.50       703
500,000.01 - 600,000.00                       42       23,202,300.00      11.77           5.114        75.84       711
600,000.01 - 700,000.00                       17       11,280,600.00       5.72           5.045        75.58       698
700,000.01 - 800,000.00                       12        9,031,450.00       4.58           5.247        76.20       699
800,000.01 - 900,000.00                        3        2,614,000.00       1.33           4.997        75.19       730
900,000.01 - 1,000,000.00                      6        5,917,500.00       3.00           5.164        70.50       681
1,000,000.01 - 1,500,000.00                    1        1,228,000.00       0.62           6.125        64.63       692
--------------------------------------------------------------------------------------------------------------------------

Total:                                       678      197,060,409.00     100.00           5.180        76.26       706
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Minimum: 59,000.00
Maximum: 1,228,000.00
Average: 290,649.57
--------------------------------------------------------------------------------------------------------------------------
*All Statistics as of Origination
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
                                              of               Total       Total       Weighted     Original
Current Mortgage Loann                  Mortgage             Current     Current        Average      Subject       FICO
Principal Balance ($)                      Loans         Balance ($)     Balance     Coupon (%)      LTV (%)      Score
--------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                             38        3,283,185.25        1.67          5.258        76.27       706
100,000.01 - 200,000.00                      210       32,006,853.27       16.25          5.302        78.03       708
200,000.01 - 300,000.00                      186       45,132,594.01       22.91          5.166        77.46       703
300,000.01 - 400,000.00                       99       34,713,444.51       17.62          5.096        74.89       714
400,000.01 - 500,000.00                       64       28,612,203.81       14.52          5.202        76.50       703
500,000.01 - 600,000.00                       42       23,197,880.15       11.77          5.078        75.84       711
600,000.01 - 700,000.00                       17       11,280,306.65        5.73          5.045        75.58       698
700,000.01 - 800,000.00                       12        9,031,074.91        4.58          5.247        76.20       699
800,000.01 - 900,000.00                        3        2,610,940.83        1.33          4.997        75.18       730
900,000.01 - 1,000,000.00                      6        5,917,499.96        3.00          5.164        70.50       681
1,000,000.01 - 1,500,000.00                    1        1,227,520.42        0.62          6.125        64.63       692
--------------------------------------------------------------------------------------------------------------------------

Total:                                       678      197,013,503.77      100.00          5.173        76.26       706
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Minimum: 57,695.88
Maximum: 1,227,520.42
Average: 290,580.39
Total: 197,013,503.77
--------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=================================================================================================================================
Jul 6, 2004 10:38                                                                                                   Page 1 of 5

MSM 2004-6AR Termsheet                                                                                               MORGAN STANLEY
                                                                                                                        678 records
Interest Only Loans                                                                                           Balance:  197,013,504
===================================================================================================================================


---------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
                                              of               Total       Total       Weighted     Original
Remaining Term                          Mortgage             Current     Current        Average      Subject       FICO
to Stated Maturity                         Loans         Balance ($)     Balance     Coupon (%)      LTV (%)      Score
--------------------------------------------------------------------------------------------------------------------------
241 - 360                                    678      197,013,503.77      100.00          5.173        76.26       706
--------------------------------------------------------------------------------------------------------------------------

Total:                                       678      197,013,503.77      100.00          5.173        76.26       706
--------------------------------------------------------------------------------------------------------------------------
Minimum:            348
Maximum:            359
Weighted Average:   355.984
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
                                              of               Total       Total       Weighted     Original
                                        Mortgage             Current     Current        Average      Subject       FICO
Mortgage Rates (%)                         Loans         Balance ($)     Balance     Coupon (%)      LTV (%)      Score
--------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                                  4        1,546,537.15        0.78          3.352        79.89        728
3.501 - 4.000                                 44       13,544,274.68        6.87          3.832        73.69        714
4.001 - 4.500                                 77       23,240,899.85       11.80          4.371        74.22        719
4.501 - 5.000                                163       47,800,310.26       24.26          4.834        75.81        711
5.001 - 5.500                                176       51,291,596.04       26.03          5.360        77.57        706
5.501 - 6.000                                155       42,159,281.25       21.40          5.798        76.66        695
6.001 - 6.500                                 47       14,725,678.48        7.47          6.241        76.28        699
6.501 - 7.000                                 11        2,432,926.06        1.23          6.660        82.01        641
7.001 - 7.500                                  1          272,000.00        0.14          7.150        80.00        602
--------------------------------------------------------------------------------------------------------------------------

Total:                                       678      197,013,503.77      100.00          5.173        76.26        706
--------------------------------------------------------------------------------------------------------------------------
Minimum:            3.125%
Maximum:            7.150%
Weighted Average:   5.173%

--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
                                              of               Total       Total       Weighted     Original
Original                                Mortgage             Current     Current        Average      Subject       FICO
Loan-to-Value (%)                          Loans         Balance ($)     Balance     Coupon (%)      LTV (%)      Score
--------------------------------------------------------------------------------------------------------------------------
<= 30.00                                       1          254,999.99        0.13          4.625        30.00        714
30.01 - 35.00                                  2          883,000.00        0.45          5.215        31.96        739
35.01 - 40.00                                  3          476,447.53        0.24          4.613        36.56        779
40.01 - 45.00                                  5        1,140,177.31        0.58          4.315        43.19        746
45.01 - 50.00                                  7        2,146,813.68        1.09          4.695        47.21        760
50.01 - 55.00                                  5        1,695,999.98        0.86          5.111        52.61        688
55.01 - 60.00                                 14        5,432,518.16        2.76          5.323        58.31        700
60.01 - 65.00                                 24        8,402,654.21        4.27          4.766        63.91        711
65.01 - 70.00                                 40       13,087,840.61        6.64          5.177        68.70        709
70.01 - 75.00                                 60       22,109,226.26       11.22          5.092        73.74        690
75.01 - 80.00                                486      134,552,470.42       68.30          5.216        79.84        707
80.01 - 85.00                                 10        2,043,541.70        1.04          5.553        84.10        702
85.01 - 90.00                                 13        3,341,585.92        1.70          5.191        88.74        683
90.01 - 95.00                                  7        1,271,725.00        0.65          5.430        94.87        688
95.01 - 100.00                                 1          174,503.00        0.09          4.375        95.88        710
---------------------------------------------------------------------------------------------------------------------------

Total:                                       678      197,013,503.77      100.00          5.173        76.26        706
---------------------------------------------------------------------------------------------------------------------------
Minimum:         30.00%
Maximum:         95.88%
Weighted Average by Current Balance: 76.26%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
                                              of               Total       Total       Weighted     Original
FICO                                    Mortgage             Current     Current        Average      Subject       FICO
Score                                      Loans         Balance ($)     Balance     Coupon (%)      LTV (%)      Score
--------------------------------------------------------------------------------------------------------------------------
551 - 575                                      1          197,360.00        0.10          6.650        80.00        555
576 - 600                                      6        1,042,020.00        0.53          6.457        82.75        592
601 - 625                                     15        2,838,170.00        1.44          6.053        78.64        613
626 - 650                                     38        9,177,401.39        4.66          5.311        76.78        641
651 - 675                                    104       32,201,124.40       16.34          5.211        77.13        665
676 - 700                                    154       51,503,014.38       26.14          5.220        76.37        687
701 - 725                                    139       39,616,423.88       20.11          5.117        76.24        712
726 - 750                                     92       26,826,951.71       13.62          5.130        75.79        736
751 - 775                                     81       20,664,212.02       10.49          5.015        75.84        762
776 - 800                                     42       10,821,566.00        5.49          5.081        73.82        784
801 - 825                                      6        2,125,259.99        1.08          4.483        74.76        806
--------------------------------------------------------------------------------------------------------------------------

Total:                                       678      197,013,503.77      100.00          5.173        76.26        706
--------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:  555
Maximum:  815
Non-Zero Weighted Average:  706
--------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=================================================================================================================================
Jul 6, 2004 10:38                                                                                                   Page 2 of 5

MSM 2004-6AR Termsheet                                                                                               MORGAN STANLEY
                                                                                                                        678 records
Interest Only Loans                                                                                           Balance:  197,013,504
===================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
Geographic                                    of               Total       Total       Weighted     Original
Distribution                            Mortgage             Current     Current        Average      Subject       FICO
by Balance                                 Loans         Balance ($)     Balance     Coupon (%)      LTV (%)      Score
--------------------------------------------------------------------------------------------------------------------------
California                                   317      111,950,688.96       56.82          5.172        75.63        707
Arizona                                       58       11,076,346.77        5.62          5.036        78.48        709
Florida                                       48       10,045,042.73        5.10          5.248        76.41        710
Colorado                                      31        8,062,562.95        4.09          5.513        77.51        694
Washington                                    36        7,409,103.70        3.76          5.114        78.50        694
Nevada                                        23        6,860,525.26        3.48          5.105        77.97        718
Georgia                                       21        6,304,703.38        3.20          5.092        75.72        692
Maryland                                      10        3,512,824.54        1.78          5.141        74.97        701
Virginia                                      13        3,386,094.00        1.72          5.497        80.11        712
Oregon                                        10        3,229,757.68        1.64          5.093        74.34        729
Other                                        111       25,175,853.80       12.78          5.126        76.57        704
--------------------------------------------------------------------------------------------------------------------------

Total:                                       678      197,013,503.77      100.00          5.173        76.26        706
--------------------------------------------------------------------------------------------------------------------------
Number of States Represented:           29
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
                                              of               Total       Total       Weighted     Original
                                        Mortgage             Current     Current        Average      Subject       FICO
Occupancy                                  Loans         Balance ($)     Balance     Coupon (%)      LTV (%)      Score
--------------------------------------------------------------------------------------------------------------------------
Primary                                      622      184,865,228.89       93.83          5.172        76.69        705
Investment                                    49       10,065,374.88        5.11          5.164        70.65        720
Second Home                                    7        2,082,900.00        1.06          5.256        65.64        730
--------------------------------------------------------------------------------------------------------------------------

Total:                                       678      197,013,503.77      100.00          5.173        76.26       706
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
                                              of               Total       Total       Weighted     Original
                                        Mortgage             Current     Current        Average      Subject       FICO
Documentation Level                        Loans         Balance ($)     Balance     Coupon (%)      LTV (%)      Score
--------------------------------------------------------------------------------------------------------------------------
Limited                                      217       73,299,405.56       37.21          5.338        75.82        706
Full/Alt                                     243       56,880,850.94       28.87          5.063        77.57        696
No Ratio                                     101       27,820,903.39       14.12          5.106        78.48        709
No Income Verifier                            56       18,492,914.83        9.39          5.098        77.76        713
No Documentation                              28        9,984,910.05        5.07          5.104        62.56        716
Stated Documentation                          32        9,974,519.00        5.06          5.048        76.61        727
Lite                                           1          560,000.00        0.28          3.875        80.00        757
--------------------------------------------------------------------------------------------------------------------------

Total:                                       678      197,013,503.77      100.00          5.173        76.26        706
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
                                              of               Total       Total       Weighted     Original
                                        Mortgage             Current     Current        Average      Subject       FICO
Purpose                                    Loans         Balance ($)     Balance     Coupon (%)      LTV (%)      Score
--------------------------------------------------------------------------------------------------------------------------
Purchase                                     350      100,158,399.85       50.84          5.177        79.20        714
Refinance - Cashout                          147       48,615,431.18       24.68          5.290        71.70        699
Refinance - Rate Term                        181       48,239,672.74       24.49          5.045        74.77        696
--------------------------------------------------------------------------------------------------------------------------

Total:                                       678      197,013,503.77      100.00          5.173        76.26        706
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
                                              of               Total       Total       Weighted     Original
                                        Mortgage             Current     Current        Average      Subject       FICO
Property Type                              Loans         Balance ($)     Balance     Coupon (%)      LTV (%)      Score
--------------------------------------------------------------------------------------------------------------------------
Single Family Residence                      417      121,190,307.70       61.51          5.231        76.01        703
Planned Unit Development                     164       50,565,329.26       25.67          5.017        77.17        708
Condominium                                   81       20,879,294.25       10.60          5.224        77.21        713
2-4 Family                                    14        4,193,072.56        2.13          5.142        68.44        725
Townhouse                                      2          185,500.00        0.09          4.898        64.43        700
--------------------------------------------------------------------------------------------------------------------------

Total:                                       678      197,013,503.77      100.00          5.173        76.26        706
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
                                              of               Total       Total       Weighted     Original
                                        Mortgage             Current     Current        Average      Subject       FICO
Prepayment Penalty Term                    Loans         Balance ($)     Balance     Coupon (%)      LTV (%)      Score
--------------------------------------------------------------------------------------------------------------------------
0                                            277       87,260,042.26       44.29          5.211        77.39        710
6                                              7        2,213,401.76        1.12          4.714        69.62        727
7                                             15        5,713,775.00        2.90          4.741        71.84        698
8                                             18        5,464,500.00        2.77          4.514        64.15        734
12                                            12        3,061,550.20        1.55          5.391        74.04        706
24                                            50       10,609,332.12        5.39          5.695        79.20        666
30                                             2          782,780.72        0.40          4.956        80.00        686
36                                           238       66,710,162.76       33.86          5.138        76.74        702
60                                            59       15,197,958.95        7.71          5.172        72.91        722
--------------------------------------------------------------------------------------------------------------------------

Total:                                       678      197,013,503.77      100.00          5.173        76.26        706
--------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=================================================================================================================================
Jul 6, 2004 10:38                                                                                                   Page 3 of 5

MSM 2004-6AR Termsheet                                                                                               MORGAN STANLEY
                                                                                                                        678 records
Interest Only Loans                                                                                           Balance:  197,013,504
===================================================================================================================================



--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
                                              of               Total       Total       Weighted     Original
                                        Mortgage             Current     Current        Average      Subject       FICO
Conforming Balance                         Loans         Balance ($)     Balance     Coupon (%)      LTV (%)      Score
--------------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                       199      101,939,959.14       51.74          5.183        75.80        705
Conforming Balance                           479       95,073,544.63       48.26          5.162        76.76        707
--------------------------------------------------------------------------------------------------------------------------

Total:                                       678      197,013,503.77      100.00          5.173        76.26        706
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
                                              of               Total       Total       Weighted     Original
                                        Mortgage             Current     Current        Average      Subject       FICO
Maximum Mortgage Rates (%)                 Loans         Balance ($)     Balance     Coupon (%)      LTV (%)      Score
--------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                                  1          354,000.00        0.19          5.500        70.80        611
8.501 - 9.000                                  3        1,391,481.94        0.74          3.704        63.26        734
9.001 - 9.500                                 11        4,263,210.00        2.25          4.263        80.48        719
9.501 - 10.000                                34       11,340,762.00        6.00          4.343        74.35        716
10.001 - 10.500                               62       19,669,106.62       10.40          4.889        73.35        717
10.501 - 11.000                              283       81,275,834.51       42.98          4.900        76.45        709
11.001 - 11.500                              130       39,090,464.27       20.67          5.509        77.04        705
11.501 - 12.000                               81       20,925,287.26       11.06          5.814        77.90        698
12.001 - 12.500                               13        2,867,049.97        1.52          6.262        79.75        713
12.501 - 13.000                               22        4,374,420.00        2.31          5.777        79.79        647
13.001 - 13.500                               10        1,868,339.03        0.99          6.174        82.22        641
13.501 - 14.000                                8        1,422,389.07        0.75          6.685        82.01        598
14.001 - 14.500                                1          272,000.00        0.14          7.150        80.00        602
--------------------------------------------------------------------------------------------------------------------------

Total:                                       659      189,114,344.67      100.00          5.141        76.50        705
--------------------------------------------------------------------------------------------------------------------------
Minimum: 8.500%
Maximum: 14.150%
Weighted Average: 11.028%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
                                              of               Total       Total       Weighted     Original
                                        Mortgage             Current     Current        Average      Subject       FICO
Maximum Mortgage Rates (%)                 Loans         Balance ($)     Balance     Coupon (%)      LTV (%)      Score
--------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                                140       40,864,376.25       21.61          4.623        78.34        710
2.001 - 2.500                                436      127,659,516.47       67.50          5.266        75.65        707
2.501 - 3.000                                 32       10,483,329.83        5.54          4.850        76.08        718
3.001 - 3.500                                  6        1,425,474.02        0.75          5.251        76.99        712
4.001 - 4.500                                  1           82,000.00        0.04          4.350        80.00        624
5.001 - 5.500                                  1          228,000.00        0.12          5.400        95.00        639
5.501 - 6.000                                 22        4,374,420.00        2.31          5.777        79.79        647
6.001 - 6.500                                 12        2,302,839.03        1.22          6.236        80.38        658
6.501 - 7.000                                  8        1,422,389.07        0.75          6.685        82.01        598
7.001 - 7.500                                  1          272,000.00        0.14          7.150        80.00        602
--------------------------------------------------------------------------------------------------------------------------

Total:                                       659      189,114,344.67      100.00          5.141        76.50        705
--------------------------------------------------------------------------------------------------------------------------
Min: 1.875
Max: 7.150
Weighted Average: 2.409
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
                                              of               Total       Total       Weighted     Original
                                        Mortgage             Current     Current        Average      Subject       FICO
Gross Margin (%)                           Loans         Balance ($)     Balance     Coupon (%)      LTV (%)      Score
--------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                                140       40,864,376.25       21.61          4.623        78.34       710
2.001 - 2.500                                439      128,737,016.47       68.07          5.264        75.66       707
2.501 - 3.000                                 30        9,693,829.83        5.13          4.847        76.05       718
3.001 - 3.500                                  5        1,137,474.02        0.60          5.283        76.22       706
4.001 - 4.500                                  1           82,000.00        0.04          4.350        80.00       624
4.501 - 5.000                                  2          434,500.00        0.23          6.500        72.50       732
5.001 - 5.500                                  5        1,372,400.00        0.73          5.567        82.49       648
5.501 - 6.000                                 25        4,655,140.00        2.46          5.928        80.69       646
6.001 - 6.500                                  9        1,467,108.10        0.78          6.542        80.00       607
6.501 - 7.000                                  3          670,500.00        0.35          6.942        84.27       595
--------------------------------------------------------------------------------------------------------------------------

Total:                                       659      189,114,344.67      100.00          5.141        76.50       705
--------------------------------------------------------------------------------------------------------------------------
Minimum:  1.875%
Maximum:  6.990%
Weighted Average: 2.394%
--------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=================================================================================================================================
Jul 6, 2004 10:38                                                                                                   Page 4 of 5

MSM 2004-6AR Termsheet                                                                                               MORGAN STANLEY
                                                                                                                        678 records
Interest Only Loans                                                                                           Balance:  197,013,504
===================================================================================================================================



--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
                                              of               Total       Total       Weighted     Original
                                        Mortgage             Current     Current        Average      Subject       FICO
Months to Next Rate Adjustment             Loans         Balance ($)     Balance     Coupon (%)      LTV (%)      Score
--------------------------------------------------------------------------------------------------------------------------
0 - 5                                        135       39,072,805.88       20.66          4.648        78.31        710
6 - 11                                         2          884,570.37        0.47          5.469        74.24        695
12 - 17                                        3          913,500.00        0.48          5.484        77.80        679
18 - 23                                       53       10,945,372.12        5.79          5.885        80.39        656
24 - 29                                        7        2,127,109.96        1.12          5.258        72.61        677
30 - 35                                      236       71,541,313.77       37.83          5.141        76.96        705
48 - 53                                       31        9,733,826.87        5.15          5.693        74.41        704
54 - 59                                      192       53,895,845.70       28.50          5.231        74.33        714
--------------------------------------------------------------------------------------------------------------------------

Total:                                       659      189,114,344.67      100.00          5.141        76.50        705
--------------------------------------------------------------------------------------------------------------------------
Minimum:   1
Maximum:  59
Weighted Average: 33
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
                                              of               Total       Total       Weighted     Original
                                        Mortgage             Current     Current        Average      Subject       FICO
Initial Periodic Cap (%)                   Loans         Balance ($)     Balance     Coupon (%)      LTV (%)      Score
--------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                                136       39,782,876.26       21.04          4.662        78.26        710
1.501 - 2.000                                 32       12,481,615.15        6.60          4.461        71.09        715
2.501 - 3.000                                 77       19,605,034.76       10.37          5.398        77.46        674
4.501 - 5.000                                274       83,040,040.85       43.91          5.484        77.94        703
5.501 - 6.000                                139       34,030,277.66       17.99          4.962        72.38        719
11.501 - 12.000                                1          174,499.99        0.09          5.500        69.80        658
--------------------------------------------------------------------------------------------------------------------------

Total:                                       659      189,114,344.67      100.00          5.141        76.50        705
--------------------------------------------------------------------------------------------------------------------------
Minimum:   1.000%
Maximum:  12.000%
Weighted Average:  3.940%
--------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                          Number                            % of                     Average
                                              of               Total       Total       Weighted     Original
                                        Mortgage             Current     Current        Average      Subject       FICO
Initial Periodic Cap (%)                   Loans         Balance ($)     Balance     Coupon (%)      LTV (%)      Score
--------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                                485      142,149,251.86       75.17          5.244        77.93        701
1.501 - 2.000                                174       46,965,092.81       24.83          4.828        72.15        717
--------------------------------------------------------------------------------------------------------------------------

Total:                                       659      189,114,344.67      100.00          5.141        76.50        705
--------------------------------------------------------------------------------------------------------------------------
Minimum:   1.000%
Maximum:   2.000%
Weighted Average:  1.248%
--------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co.
Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or
Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement
Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such
Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here
in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
=================================================================================================================================
Jul 6, 2004 10:38                                                                                                   Page 5 of 5

                                                                                                                    MORGAN STANLEY
                                                                                                                     1,001 records
MSM 2004-6AR Group 2                                                                                          Balance: 446,916,237
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                           Number                           % of                                    Average
                               of              Total       Total     Weighted          Weighted    Original
                         Mortgage            Current     Current      Average           Average     Subject    % Full-Alt     FICO
Mortgage Rates (%)          Loans        Balance ($)     Balance   Coupon (%)    Net Coupon (%)     LTV (%)           Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                   4         879,450.00        0.20        2.405             2.155       60.07          79.9      726
2.501 - 3.000                   7       3,891,049.99        0.87        2.967             2.687       70.87          82.2      715
3.001 - 3.500                  83      43,962,700.74        9.84        3.388             3.107       73.15          47.0      728
3.501 - 4.000                 140      68,933,697.36       15.42        3.806             3.533       71.15          43.5      734
4.001 - 4.500                 262     123,048,231.99       27.53        4.346             4.073       74.13          34.2      725
4.501 - 5.000                 280     117,638,551.87       26.32        4.817             4.547       75.16          28.2      725
5.001 - 5.500                 155      65,971,492.23       14.76        5.293             5.027       74.12          16.4      713
5.501 - 6.000                  59      19,778,525.94        4.43        5.773             5.517       79.30          25.1      720
6.001 - 6.500                   9       2,690,582.10        0.60        6.207             5.957       77.52           5.2      696
6.501 - 7.000                   1          67,718.01        0.02        7.000             6.750       80.00         100.0      723
7.001 - 7.500                   1          54,237.00        0.01        7.500             7.250       85.00           0.0      781
----------------------------------------------------------------------------------------------------------------------------------

Total:                      1,001     446,916,237.23      100.00        4.491             4.220       74.04          32.6      724
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 7.500%
Weighted Average: 4.491%
----------------------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
Jul 8, 2004 20:35                                                                                                     Page 1 of 11

                                                                                                                    MORGAN STANLEY
                                                                                                                     1,001 records
MSM 2004-6AR Group 2                                                                                          Balance: 446,916,237
===================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                              Number                         % of                                    Average
                                  of             Total      Total      Weighted         Weighted    Original
Current Mortgage Loan       Mortgage           Current    Current       Average          Average     Subject    % Full-Alt    FICO
Principal Balance ($)          Loans       Balance ($)    Balance    Coupon (%)   Net Coupon (%)     LTV (%)           Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                 21      1,656,857.33       0.37         5.395            5.145       79.34          61.0     734
100,000.01 - 200,000.00          103     15,811,111.73       3.54         4.831            4.579       75.91          53.8     721
200,000.01 - 300,000.00           80     20,216,633.16       4.52         4.718            4.468       76.84          43.9     721
300,000.01 - 400,000.00          280    102,644,319.82      22.97         4.587            4.316       76.38          28.8     721
400,000.01 - 500,000.00          218     97,672,507.13      21.85         4.470            4.199       75.84          34.3     725
500,000.01 - 600,000.00          129     70,436,071.67      15.76         4.378            4.104       74.88          27.2     726
600,000.01 - 700,000.00           77     49,740,317.16      11.13         4.391            4.119       72.55          26.1     728
700,000.01 - 800,000.00           29     21,967,934.23       4.92         4.531            4.255       72.64          31.0     722
800,000.01 - 900,000.00           11      9,302,554.24       2.08         4.563            4.296       74.67          18.3     730
900,000.01 - 1,000,000.00         41     40,043,071.87       8.96         4.343            4.064       67.37          34.2     727
1,000,000.01 - 1,500,000.00        8     10,192,984.29       2.28         4.347            4.087       60.41          61.1     711
1,500,000.01 >=                    4      7,231,874.60       1.62         4.438            4.136       65.09          51.2     746
----------------------------------------------------------------------------------------------------------------------------------

Total:                         1,001    446,916,237.23     100.00         4.491            4.220       74.04          32.6     724
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 52,500.00
Maximum: 1,920,000.00
Average: 446,469.77
Total: 446,916,237.23
----------------------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
Jul 8, 2004 20:35                                                                                                     Page 2 of 11

                                                                                                                    MORGAN STANLEY
                                                                                                                     1,001 records
MSM 2004-6AR Group 2                                                                                          Balance: 446,916,237
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Weighted
                                      Number                                % of                                        Average
                                          of                Total          Total        Weighted           Weighted    Original
FICO                                Mortgage              Current        Current         Average            Average     Subject
Score                                  Loans          Balance ($)        Balance      Coupon (%)     Net Coupon (%)     LTV (%)
----------------------------------------------------------------------------------------------------------------------------------
576 - 600                                  1           195,600.00           0.04           5.625              5.375       80.00
601 - 625                                  8         3,410,196.31           0.76           4.387              4.116       70.76
626 - 650                                 37        16,972,941.13           3.80           4.594              4.325       72.92
651 - 675                                 93        41,173,908.53           9.21           4.718              4.446       73.52
676 - 700                                139        56,937,934.85          12.74           4.512              4.245       73.88
701 - 725                                240       109,401,997.03          24.48           4.532              4.260       74.80
726 - 750                                198        89,726,021.96          20.08           4.443              4.173       75.00
751 - 775                                172        77,399,109.71          17.32           4.394              4.121       73.50
776 - 800                                 96        44,902,452.47          10.05           4.356              4.083       71.78
801 - 825                                 16         6,407,278.00           1.43           4.763              4.497       80.71
826 - 850                                  1           388,797.24           0.09           3.625              3.375       49.62
----------------------------------------------------------------------------------------------------------------------------------

Total:                                 1,001       446,916,237.23         100.00           4.491              4.220       74.04
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 582
Maximum: 828
Non-Zero Weighted Average: 724
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------



FICO                               % Full-Alt         FICO
Score                                     Doc        Score
-------------------------------------------------------------
576 - 600                                 0.0          582
601 - 625                                83.7          620
626 - 650                                63.0          638
651 - 675                                48.5          665
676 - 700                                44.1          689
701 - 725                                29.7          713
726 - 750                                26.4          738
751 - 775                                22.5          762
776 - 800                                27.1          785
801 - 825                                22.7          808
826 - 850                                 0.0          828
-------------------------------------------------------------

Total:                                   32.6          724
-------------------------------------------------------------
Non-Zero Minimum: 582
Maximum: 828
Non-Zero Weighted Average: 724
-------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Weighted
                                      Number                                % of                                        Average
                                          of                Total          Total        Weighted           Weighted    Original
                                    Mortgage              Current        Current         Average            Average     Subject
Documentation Level                    Loans          Balance ($)        Balance      Coupon (%)     Net Coupon (%)     LTV (%)
----------------------------------------------------------------------------------------------------------------------------------
Limited                                  532       258,588,775.51          57.86           4.528              4.253       74.21
Full/Alt                                 345       145,776,624.56          32.62           4.280              4.010       73.72
No Income Verifier                        63        23,801,532.91           5.33           5.113              4.863       79.23
No Documentation                          27         8,550,667.71           1.91           5.264              5.014       63.64
Stated Documentation                      19         4,360,126.03           0.98           4.393              4.143       66.61
No Ratio                                   8         2,883,855.30           0.65           5.102              4.852       74.34
Streamline                                 4         2,075,324.48           0.46           3.911              3.661       74.16
Lite                                       3           879,330.73           0.20           4.334              4.084       73.34
----------------------------------------------------------------------------------------------------------------------------------

Total:                                 1,001       446,916,237.23         100.00           4.491              4.220       74.04
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------



                                 % Full-Alt         FICO
Documentation Level                     Doc        Score
-----------------------------------------------------------
Limited                                 0.0          732
Full/Alt                              100.0          712
No Income Verifier                      0.0          714
No Documentation                        0.0          736
Stated Documentation                    0.0          710
No Ratio                                0.0          720
Streamline                              0.0          708
Lite                                    0.0          734
-----------------------------------------------------------

Total:                                 32.6          724
-----------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
Jul 8, 2004 20:35                                                                                                     Page 3 of 11

                                                                                                                    MORGAN STANLEY
                                                                                                                     1,001 records
MSM 2004-6AR Group 2                                                                                          Balance: 446,916,237
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Weighted
                                                    Number                        % of                                   Average
                                                        of             Total     Total     Weighted         Weighted    Original
Original                                          Mortgage           Current   Current      Average          Average     Subject
Loan-to-Value Ratio (%)                              Loans       Balance ($)   Balance   Coupon (%)   Net Coupon (%)     LTV (%)
----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                                 4      1,711,045.82      0.38        4.258            3.974       20.41
30.01 - 35.00                                            2        688,019.45      0.15        4.038            3.788       33.66
35.01 - 40.00                                            5      2,993,348.58      0.67        3.912            3.645       39.60
40.01 - 45.00                                           13      7,893,450.00      1.77        4.746            4.486       43.26
45.01 - 50.00                                           12      5,222,819.85      1.17        3.992            3.722       47.71
50.01 - 55.00                                           17      8,446,043.90      1.89        4.068            3.801       52.94
55.01 - 60.00                                           38     24,028,850.64      5.38        4.589            4.308       58.52
60.01 - 65.00                                           42     24,548,620.34      5.49        4.235            3.962       63.53
65.01 - 70.00                                           98     48,749,159.80     10.91        4.375            4.099       68.40
70.01 - 75.00                                          111     49,360,818.24     11.04        4.442            4.173       73.70
75.01 - 80.00                                          600    255,123,363.11     57.09        4.541            4.271       79.57
80.01 - 85.00                                            8      2,335,606.48      0.52        4.711            4.443       83.89
85.01 - 90.00                                           28      9,412,942.82      2.11        4.904            4.639       88.67
90.01 - 95.00                                           21      6,162,598.20      1.38        4.754            4.493       94.51
95.01 - 100.00                                           2        239,550.00      0.05        4.875            4.625       98.20
----------------------------------------------------------------------------------------------------------------------------------

Total:                                               1,001    446,916,237.23    100.00        4.491            4.220       74.04
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 18.04%
Maximum: 100.00%
Weighted Average by Current Balance: 74.04%
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------



Original                                              % Full-Alt           FICO
Loan-to-Value Ratio (%)                                      Doc          Score
--------------------------------------------------------------------------------
<= 30.00                                                    23.0            739
30.01 - 35.00                                               21.7            736
35.01 - 40.00                                               40.7            752
40.01 - 45.00                                               35.5            725
45.01 - 50.00                                               51.1            748
50.01 - 55.00                                               46.4            723
55.01 - 60.00                                               27.9            734
60.01 - 65.00                                               39.4            717
65.01 - 70.00                                               27.5            714
70.01 - 75.00                                               46.4            706
75.01 - 80.00                                               28.8            729
80.01 - 85.00                                               59.4            702
85.01 - 90.00                                               27.0            724
90.01 - 95.00                                               69.4            715
95.01 - 100.00                                             100.0            749
--------------------------------------------------------------------------------

Total:                                                      32.6            724
--------------------------------------------------------------------------------
Minimum: 18.04%
Maximum: 100.00%
Weighted Average by Current Balance: 74.04%
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------

                                                                           Number                        % of
                                                                               of             Total     Total     Weighted
                                                                         Mortgage           Current   Current      Average
Coverage on Loans with Original Loan-to-Value Ratios above 80%              Loans       Balance ($)   Balance   Coupon (%)
-----------------------------------------------------------------------------------------------------------------------------
N                                                                               4      1,338,861.62      7.38        5.502
Y                                                                              55     16,811,835.88     92.62        4.774
-----------------------------------------------------------------------------------------------------------------------------

Total:                                                                         59     18,150,697.50    100.00        4.828
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                           Weighted
                                                                                            Average
                                                                                Weighted   Original
                                                                                 Average    Subject   % Full-Alt      FICO
Coverage on Loans with Original Loan-to-Value Ratios above 80%            Net Coupon (%)    LTV (%)          Doc     Score
---------------------------------------------------------------------------------------------------------------------------
N                                                                                  5.252      87.02          0.0       724
Y                                                                                  4.509      90.41         50.3       718
---------------------------------------------------------------------------------------------------------------------------

Total:                                                                             4.564      90.16         46.5       718
---------------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
Jul 8, 2004 20:35                                                                                                     Page 4 of 11

                                                                                                                    MORGAN STANLEY
                                                                                                                     1,001 records
MSM 2004-6AR Group 2                                                                                          Balance: 446,916,237
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                    Number                        % of                                 Average
Geographic                              of             Total     Total    Weighted         Weighted   Original
Distribution                      Mortgage           Current   Current     Average          Average    Subject  % Full-Alt    FICO
by Balance                           Loans       Balance ($)   Balance  Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
California                             544    260,465,077.57     58.28       4.577            4.306      74.64        27.4     724
Florida                                 46     24,744,568.20      5.54       4.188            3.912      72.06        23.1     739
Arizona                                 52     14,312,751.11      3.20       4.783            4.520      76.72        55.5     717
Illinois                                27     12,513,454.35      2.80       4.053            3.779      74.89        42.1     725
Nevada                                  34     12,126,788.04      2.71       4.755            4.487      79.61        25.0     724
Massachusetts                           22     11,771,646.19      2.63       4.260            3.968      71.85        47.5     730
Colorado                                34     11,619,762.15      2.60       4.291            4.026      73.64        37.7     728
New Jersey                              22     10,560,349.68      2.36       4.375            4.111      73.72        44.8     720
New York                                19     10,167,423.21      2.28       4.507            4.233      76.21        32.0     729
Michigan                                36      8,957,082.32      2.00       4.164            3.906      70.81        53.4     713
Other                                  165     69,677,334.41     15.59       4.382            4.113      71.40        42.4     723
-----------------------------------------------------------------------------------------------------------------------------------

Total:                               1,001    446,916,237.23    100.00       4.491            4.220      74.04        32.6     724
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 42
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                    Number                        % of                                 Average
                                        of             Total     Total    Weighted         Weighted   Original
                                  Mortgage           Current   Current     Average          Average    Subject  % Full-Alt    FICO
Purpose                              Loans       Balance ($)   Balance  Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                               573    267,253,524.19     59.80       4.513            4.240      77.47        28.3     731
Refinance - Rate Term                  237    101,114,691.94     22.62       4.301            4.031      68.08        37.5     716
Refinance - Cashout                    191     78,548,021.10     17.58       4.664            4.399      70.03        41.0     711
-----------------------------------------------------------------------------------------------------------------------------------

Total:                               1,001    446,916,237.23    100.00       4.491            4.220      74.04        32.6     724
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Weighted
                                    Number                        % of                                 Average
                                        of             Total     Total    Weighted         Weighted   Original
                                  Mortgage           Current   Current     Average          Average    Subject  % Full-Alt    FICO
Property Type                        Loans       Balance ($)   Balance  Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                592    263,103,975.80     58.87       4.488            4.217      73.26        32.6     723
Planned Unit Development               266    122,130,777.37     27.33       4.486            4.216      74.79        32.4     725
Condominium                            128     52,741,669.83     11.80       4.409            4.138      76.32        31.7     733
2-4 Family                              15      8,939,814.23      2.00       5.137            4.875      73.36        40.9     724
-----------------------------------------------------------------------------------------------------------------------------------

Total:                               1,001    446,916,237.23    100.00       4.491            4.220      74.04        32.6     724
-----------------------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
Jul 8, 2004 20:35                                                                                                     Page 5 of 11

                                                                                                                    MORGAN STANLEY
                                                                                                                     1,001 records
MSM 2004-6AR Group 2                                                                                          Balance: 446,916,237
===================================================================================================================================

===================================================================================================================================
                                                                                                   Weighted
                                Number                        % of                                  Average
                                    of             Total     Total     Weighted         Weighted   Original
                              Mortgage           Current   Current      Average          Average    Subject   % Full-Alt     FICO
Occupancy                        Loans       Balance ($)   Balance   Coupon (%)   Net Coupon (%)    LTV (%)          Doc    Score
===================================================================================================================================
Primary                            899    408,988,842.71     91.51        4.492            4.222      74.01         32.9      723
Second Home                         60     27,775,484.11      6.21        4.253            3.974      74.19         23.3      738
Investment                          42     10,151,910.41      2.27        5.108            4.851      74.88         47.8      728
===================================================================================================================================

Total:                           1,001    446,916,237.23    100.00        4.491            4.220      74.04         32.6      724
===================================================================================================================================


===================================================================================================================================
                                                                                                   Weighted
                                Number                        % of                                  Average
                                    of             Total     Total     Weighted         Weighted   Original
Remaining Term                Mortgage           Current   Current      Average          Average    Subject   % Full-Alt     FICO
to Stated Maturity               Loans       Balance ($)   Balance   Coupon (%)   Net Coupon (%)    LTV (%)          Doc    Score
===================================================================================================================================
349 - 351                            5      1,949,009.15      0.44        4.766            4.516      77.34         52.0      715
352 - 354                           12      4,627,374.82      1.04        5.034            4.725      64.91         20.1      691
355 - 357                           58     22,495,416.45      5.03        4.379            4.116      74.06         43.9      723
358 - 360                          925    417,532,540.17     93.43        4.490            4.219      74.11         32.0      725
361 >=                               1        311,896.64      0.07        4.250            4.000      95.00        100.0      761
===================================================================================================================================

Total:                           1,001    446,916,237.23    100.00        4.491            4.220      74.04         32.6      724
===================================================================================================================================
Minimum: 350
Maximum: 474
Weighted Average: 358
===================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
Jul 8, 2004 20:35                                                                                                     Page 6 of 11

                                                                                                                    MORGAN STANLEY
                                                                                                                     1,001 records
MSM 2004-6AR Group 2                                                                                          Balance: 446,916,237
===================================================================================================================================

===================================================================================================================================
                                                                                                       Weighted
                                     Number                        % of                                 Average
                                         of             Total     Total    Weighted         Weighted   Original
                                   Mortgage           Current   Current     Average          Average    Subject  % Full-Alt   FICO
Product Type                          Loans       Balance ($)   Balance  Coupon (%)   Net Coupon (%)    LTV (%)         Doc  Score
===================================================================================================================================
10 Yr IO - ARM - 2 Yr (6 Mo Libor)        1        376,000.00      0.08       4.375            4.125      80.00       100.0    735
10 Yr IO - ARM - 3 Yr (1 Yr Libor)        2        660,000.00      0.15       4.091            3.841      80.00       100.0    774
10 Yr IO - ARM - 3 Yr (6 Mo Libor)       72     21,817,763.65      4.88       5.150            4.891      74.41        32.4    720
2 Yr IO - ARM - 2 Yr (6 Mo Libor)         1        200,000.00      0.04       4.875            4.625      72.73       100.0    654
3 Yr IO - ARM - 3 Yr (1 Yr Libor)       511    261,939,513.60     58.61       4.455            4.180      74.36        30.0    726
3 Yr IO - ARM - 3 Yr (6 Mo Libor)       138     44,436,035.42      9.94       4.854            4.597      76.14        29.4    713
ARM - 2 Yr (6 Mo Libor)                   6        508,562.34      0.11       6.040            5.790      79.96        15.9    716
ARM - 3 Yr (1 Yr CMT)                    18      7,348,927.30      1.64       3.890            3.607      74.32        85.1    716
ARM - 3 Yr (1 Yr Libor)                 205     96,982,794.09     21.70       4.231            3.961      71.82        37.6    728
ARM - 3 Yr (6 Mo Libor)                  47     12,646,640.83      2.83       5.138            4.888      75.40        24.5    722
===================================================================================================================================

Total:                                1,001    446,916,237.23    100.00       4.491            4.220      74.04        32.6    724
===================================================================================================================================


===================================================================================================================================
                                                                                                       Weighted
                                     Number                        % of                                 Average
                                         of             Total     Total    Weighted         Weighted   Original
                                   Mortgage           Current   Current     Average          Average    Subject  % Full-Alt   FICO
Index Type                            Loans       Balance ($)   Balance  Coupon (%)   Net Coupon (%)    LTV (%)         Doc  Score
===================================================================================================================================
Treasury - 1 Year                        18      7,348,927.30      1.64       3.890            3.607      74.32        85.1    716
Libor - 6 Month                         265     79,985,002.24     17.90       4.985            4.729      75.59        29.9    717
Libor - 1 Year                          718    359,582,307.69     80.46       4.394            4.120      73.69        32.2    726
===================================================================================================================================

Total:                                1,001    446,916,237.23    100.00       4.491            4.220      74.04        32.6    724
===================================================================================================================================





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
Jul 8, 2004 20:35                                                                                                     Page 7 of 11

                                                                                                                    MORGAN STANLEY
                                                                                                                     1,001 records
MSM 2004-6AR Group 2                                                                                          Balance: 446,916,237
===================================================================================================================================


===================================================================================================================================
                                                                                                       Weighted
                                     Number                        % of                                 Average
                                         of             Total     Total     Weighted        Weighted   Original
                                   Mortgage           Current   Current      Average         Average    Subject  % Full-Alt   FICO
Gross Margin (%)                      Loans       Balance ($)   Balance   Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
===================================================================================================================================
1.875                                    22      6,556,179.44      1.47        4.319           4.067      73.65        75.5    707
2.000                                     1      1,860,000.00      0.42        5.000           4.625      60.00       100.0    716
2.250                                   923    414,995,392.41     92.86        4.505           4.234      73.98        30.0    724
2.500                                     1        393,250.00      0.09        4.500           4.250      65.00       100.0    726
2.750                                    48     20,970,197.42      4.69        4.181           3.909      74.97        56.7    732
2.875                                     1        402,136.09      0.09        4.500           4.213      90.00       100.0    701
3.000                                     1        376,000.00      0.08        4.375           4.125      80.00       100.0    735
3.250                                     1        369,150.00      0.08        5.500           5.250      94.99       100.0    637
3.375                                     2        935,750.00      0.21        5.127           4.858      95.00       100.0    748
6.125                                     1         58,181.87      0.01        6.375           6.125      74.97         0.0    700
===================================================================================================================================

Total:                                1,001    446,916,237.23    100.00        4.491           4.220      74.04        32.6    724
===================================================================================================================================
Minimum: 1.875%
Maximum: 6.125%
Weighted Average: 2.272%


===================================================================================================================================
                                                                                                       Weighted
                                     Number                        % of                                 Average
                                         of             Total     Total     Weighted        Weighted   Original
                                   Mortgage           Current   Current      Average         Average    Subject  % Full-Alt   FICO
Initial Periodic Cap (%)              Loans       Balance ($)   Balance   Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
===================================================================================================================================
2.000                                   686    348,840,329.32     78.05        4.356           4.081      73.66        33.1    726
3.000                                    57     12,294,114.85      2.75        4.166           3.909      72.20        58.5    707
5.000                                    89     33,478,353.31      7.49        5.072           4.815      78.16        22.3    715
6.000                                   169     52,303,439.75     11.70        5.099           4.846      74.34        30.1    723
===================================================================================================================================

Total:                                1,001    446,916,237.23    100.00        4.491           4.220      74.04        32.6    724
===================================================================================================================================
Minimum: 2.000%
Maximum: 6.000%
Weighted Average: 2.720%
===================================================================================================================================





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
Jul 8, 2004 20:35                                                                                                     Page 8 of 11

                                                                                                                    MORGAN STANLEY
                                                                                                                     1,001 records
MSM 2004-6AR Group 2                                                                                          Balance: 446,916,237
===================================================================================================================================

                                                                                                  Weighted
                              Number                        % of                                   Average
                                  of             Total     Total      Weighted         Weighted   Original
                            Mortgage           Current   Current       Average          Average    Subject    % Full-Alt     FICO
Periodic Cap (%)               Loans       Balance ($)   Balance    Coupon (%)   Net Coupon (%)    LTV (%)           Doc    Score
===================================================================================================================================
1.000                            144     45,143,264.06     10.10         4.830            4.573      76.53          31.4      713
2.000                            856    401,416,973.17     89.82         4.453            4.180      73.75          32.8      726
3.250                              1        356,000.00      0.08         5.250            4.963      80.00           0.0      692
===================================================================================================================================

Total:                         1,001    446,916,237.23    100.00         4.491            4.220      74.04          32.6      724
===================================================================================================================================
Minimum: 1.000%
Maximum: 3.250%
Weighted Average: 1.900%
===================================================================================================================================


===================================================================================================================================
                                                                                                  Weighted
                              Number                        % of                                   Average
                                  of             Total     Total      Weighted         Weighted   Original
                            Mortgage           Current   Current       Average          Average    Subject    % Full-Alt     FICO
Lifetime Rate Cap (%)          Loans       Balance ($)   Balance    Coupon (%)   Net Coupon (%)    LTV (%)           Doc    Score
===================================================================================================================================
5.000                             59     14,507,728.13      3.25         4.307            4.035      70.79          63.1      706
6.000                            941    431,872,509.10     96.63         4.499            4.228      74.14          31.5      725
6.625                              1        536,000.00      0.12         3.375            3.088      80.00         100.0      684
===================================================================================================================================

Total:                         1,001    446,916,237.23    100.00         4.491            4.220      74.04          32.6      724
===================================================================================================================================
Minimum: 5.000%
Maximum: 6.625%
Weighted Average: 5.968%
===================================================================================================================================





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
Jul 8, 2004 20:35                                                                                                     Page 9 of 11

                                                                                                                    MORGAN STANLEY
                                                                                                                     1,001 records
MSM 2004-6AR Group 2                                                                                          Balance: 446,916,237
===================================================================================================================================

                                                                                                      Weighted
                                    Number                        % of                                 Average
                                        of             Total     Total    Weighted         Weighted   Original
                                  Mortgage           Current   Current     Average          Average    Subject  % Full-Alt    FICO
Maximum Mortgage Rates (%)           Loans       Balance ($)   Balance  Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
===================================================================================================================================
7.001 - 8.000                            7      1,669,850.00      0.37       2.609            2.359      67.53        70.5     712
8.001 - 9.000                           15      6,181,999.99      1.38       3.327            3.058      72.44        92.1     720
9.001 - 10.000                         244    118,274,915.39     26.46       3.714            3.438      71.66        44.2     730
10.001 - 11.000                        515    233,173,358.98     52.17       4.577            4.306      74.80        30.4     725
11.001 - 12.000                        212     85,099,557.19     19.04       5.406            5.143      75.39        18.3     715
12.001 - 13.000                          8      2,516,555.68      0.56       6.228            5.978      77.45         5.5     699
===================================================================================================================================

Total:                               1,001    446,916,237.23    100.00       4.491            4.220      74.04        32.6     724
===================================================================================================================================
Minimum: 7.250%
Maximum: 12.500%
Weighted Average: 10.460%
===================================================================================================================================


===================================================================================================================================
                                                                                                      Weighted
                                    Number                        % of                                 Average
                                        of             Total     Total    Weighted         Weighted   Original
                                  Mortgage           Current   Current     Average          Average    Subject  % Full-Alt    FICO
Months to Next Rate Adjustment       Loans       Balance ($)   Balance  Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
===================================================================================================================================
18 - 23                                  8      1,084,562.34      0.24       5.248            4.998      78.64        60.6     711
24 - 29                                 11      3,713,634.32      0.83       4.937            4.665      72.04        45.4     704
30 - 35                                980    441,105,540.57     98.70       4.483            4.212      74.06        32.5     725
36 - 41                                  2      1,012,500.00      0.23       5.716            5.466      68.13         0.0     696
===================================================================================================================================

Total:                               1,001    446,916,237.23    100.00       4.491            4.220      74.04        32.6     724
===================================================================================================================================
Minimum: 19
Maximum: 36
Weighted Average: 34
===================================================================================================================================


===================================================================================================================================
                                                                                                      Weighted
                                    Number                        % of                                 Average
                                        of             Total     Total    Weighted         Weighted   Original
                                  Mortgage           Current   Current     Average          Average    Subject  % Full-Alt    FICO
Interest Only                        Loans       Balance ($)   Balance  Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
===================================================================================================================================
N                                      276    117,486,924.56     26.29       4.316            4.046      72.40        39.0     726
Y                                      725    329,429,312.67     73.71       4.554            4.283      74.62        30.3     724
===================================================================================================================================

Total:                               1,001    446,916,237.23    100.00       4.491            4.220      74.04        32.6     724
===================================================================================================================================




-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
Jul 8, 2004 20:35                                                                                                    Page 10 of 11

                                                                                                                    MORGAN STANLEY
                                                                                                                     1,001 records
MSM 2004-6AR Group 2                                                                                          Balance: 446,916,237
===================================================================================================================================


===================================================================================================================================
                                                                                                      Weighted
                                  Number                        % of                                   Average
                                      of             Total     Total      Weighted         Weighted   Original
                                Mortgage           Current   Current       Average          Average    Subject  % Full-Alt    FICO
Prepayment Penalty Flag            Loans       Balance ($)   Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
===================================================================================================================================
N                                    935    429,977,141.11     96.21         4.469            4.198      73.99        32.5     725
Y                                     66     16,939,096.12      3.79         5.052            4.802      75.22        36.2     716
===================================================================================================================================

Total:                             1,001    446,916,237.23    100.00         4.491            4.220      74.04        32.6     724
===================================================================================================================================


===================================================================================================================================
                                                                                                      Weighted
                                  Number                        % of                                   Average
                                      of             Total     Total      Weighted         Weighted   Original
                                Mortgage           Current   Current       Average          Average    Subject  % Full-Alt    FICO
Prepayment Penalty Term            Loans       Balance ($)   Balance    Coupon (%)   Net Coupon (%)    LTV (%)         Doc   Score
===================================================================================================================================
0                                    935    429,977,141.11     96.21         4.469            4.198      73.99        32.5     725
4                                      1        200,000.00      0.04         4.625            4.375      51.68       100.0     790
6                                      1        544,000.00      0.12         5.875            5.625      80.00         0.0     722
7                                      1        393,250.00      0.09         4.500            4.250      65.00       100.0     726
24                                     5        491,789.42      0.11         5.459            5.209      77.59        57.1     715
36                                    53     13,623,032.70      3.05         5.028            4.778      75.42        34.3     713
60                                     5      1,687,024.00      0.38         5.040            4.790      76.55        34.4     723
===================================================================================================================================

Total:                             1,001    446,916,237.23    100.00         4.491            4.220      74.04        32.6     724
===================================================================================================================================





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
==================================================================================================================================
Jul 8, 2004 20:35                                                                                                    Page 11 of 11